EXHIBIT 10.1

CONSOLIDATED CONVERSION AND SUBSCRIPTION AGREEMENT

THIS CONSOLIDATED CONVERSION AND SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of this 30th day of June, 2015 by and among ENERTECK CORPORATION, a Delaware corporation (the “Company”), BATL MANAGEMENT LP, a Delaware limited partnership (“BATL Management”), THOMAS DONINO, an individual (“Thomas”), and LOREN DONINO, an individual (“Loren”) (Thomas and Loren together referred to herein as “Donino”).

RECITALS

WHEREAS, between in or about April 2012 through July 2012, BATL Management made certain advances to the Company in the aggregate amount of $180,000 (the “2012 BATL Advances”);

WHEREAS, between in or about September 2012 through December 2012, Donino made certain advances to the Company in the aggregate amount of $140,000 (the “2012 Donino Advances”);

WHEREAS, between in or about August 2013 through September 2013, Donino made certain advances to the Company in the aggregate amount of $125,000 (the “2013 Donino Advances”) and made in additional advance in November 2013 of $50,000 (the “November 2013 Donino Advance”);

WHEREAS, between in or about January 2014 through September 2014, Donino made certain advances to the Company in the aggregate amount of $300,000 (the “2014 Donino Advances”);

WHEREAS, BATL Management and Donino desire to convert the foregoing advances into equity securities of the Company on the same terms offered to investors and potential investors of the Company at or about the dates such advances were provided to the Company, and the Company is willing to have such advances converted to such equity securities, as hereinafter set forth.

NOW, THEREFORE, and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Adoption of Recitals. The foregoing recitals, which are hereby adopted and confirmed, are incorporated into and made part of this Agreement as if fully set forth at length herein.

2. Conversion of 2012 BATL Advances. BATL Management hereby irrevocably converts the entire 2012 BATL Advances into, and the Company hereby agrees to issue to BATL Management, 300,000 Units of the Company at a conversion price of $0.60 per Unit with each Unit consisting of (i) two (2) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) a warrant (the “Warrants”) to purchase one (1) share of Common Stock (the “Warrant Shares”), at an exercise price of $0.50 per Warrant Share. Each Warrant shall be immediately exercisable upon issuance and shall expire on the date which is five years after issuance and shall be in the form of the Warrant annexed hereto as Exhibit A.

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3. Conversion of 2012 Donino Advances. Donino hereby irrevocably converts the entire 2012 Donino Advances into, and the Company hereby agrees to issue to Donino, 233,334 Units of the Company at a conversion price of $0.60 per Unit with each Unit consisting of (i) two (2) shares of Common Stock, and (ii) a Warrant to purchase one (1) share of the Common Stock at the Exercise Price and containing such other terms and conditions described in Section 1 hereof with respect to the Warrant to be issued to BATL Management.

4. Conversion of 2013 Donino Advances. Donino hereby irrevocably converts the entire 2013 Donino Advances into, and the Company hereby agrees to issue to Donino, 357,143 shares of Common Stock at a conversion price of $0.35 per share.

5. Conversion of November 2013 Donino Advance and 2014 Donino Advances. Donino hereby irrevocably converts the entire November 2013 Donino Advance and 2014 Donino Advances into, and the Company hereby agrees to issue to Donino, 1,750,000 shares of Common Stock at a conversion price of $0.20 per share.

6. Issuance of Securities. The Company hereby agrees to issue the securities set forth above (sometimes collectively referred to herein as the “Securities”) to BATL Management and Donino as soon as reasonably practicable. It is understood that the Securities to be issued to Donino shall be issued to “Thomas Donino and Loren Donino, as joint tenants”.

7. Satisfaction in Full. Each of BATL Management and Donino agrees that, upon execution of this Agreement and issuance and delivery of the Securities, the 2012 BATL Advances, 2012 Donino Advances, 2013 Donino Advances, November 2013 Donino Advance and 2014 Donino Advances, and any and all obligations of the Company with respect thereto, are considered satisfied in full, discharged and cancelled.

8. Representations and Warranties of the Company. The Company hereby represents and warrants to each of BATL Management and Donino as follows:

(a) The Company has all requisite corporate power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. The Company has duly executed and delivered this Agreement and, assuming due authorization, execution and delivery of this Agreement by BATL Management and Donino, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy laws or other laws affecting creditors’ rights generally and by general principles of equity.

(b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the articles of incorporation or bylaws of the Company; (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any material contract or other agreement to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject; (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the Company or upon the properties or business of the Company; or (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of the Company.

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9. Representations and Warranties of BATL Management and Donino. Each of BATL Management and Donino hereby represents and warrants to the Company as follows:

(a) BATL Management has all requisite power and authority, and Donino has all the right, power and capacity, to execute and deliver this Agreement and consummate the transactions contemplated hereby. Each of BATL Management and Donino has duly executed and delivered this Agreement and, assuming due authorization, execution and delivery of this Agreement by the Company, this Agreement constitutes a legal, valid and binding obligation of each of BATL Management and Donino, enforceable against each of BATL Management and Donino in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy laws or other laws affecting creditors’ rights generally and by general principles of equity.

(b) Each of BATL Management and Donino understands that the Securities to be acquired have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state by reason of a specific exemption from the registration provisions of the Act and the applicable state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of each of BATL Management’s and Donino’s representations as expressed herein.

(c) Each of BATL Management and Donino acknowledges and understands that the Securities are being acquired for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of the securities for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) thereunder, and applicable state securities laws. Each of BATL Management and Donino acknowledges that the Company has no obligation or intention to register the securities for resale at this time, nor has the Company or the Borrower made any representations, warranties, or covenants regarding the registration of the Securities or compliance with Regulation A or some other exemption under the Act.

(d) Each of BATL Management and Donino acknowledges that that it has been furnished with or has had the opportunity to acquire, and to review, (i) copies of the Company’s most recent Annual Report on Form 10-K filed with the SEC and any Form 10-Q and Form 8-K filed thereafter, and other publicly available documents, and (ii) has had the opportunity to discuss the Company’s business, management and financial affairs with duly authorized officers and/or other representatives of the Company.

(e) Each of BATL Management and Donino is aware that the Securities are and will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act. Each of BATL Management and Donino acknowledges that the securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Each of BATL Management and Donino is aware of the provisions of Rule 144 promulgated under the Act which permit investors who have satisfied a certain holding period to resell under certain conditions such securities or a portion of such securities. Each of BATL Management and Donino acknowledges that it is not relying on the Company in any way to satisfy the conditions precedent for resale of the securities pursuant to Rule 144 under the Act. Each of BATL Management and Donino understands that the holding period specified under Rule 144(d) under the Act with respect to the acquisition of the Securities by each of BATL Management and Donino shall begin to run upon the date hereof.

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(f) Each of BATL Management and Donino represents and warrants that it is an “accredited investor” (as that term is defined in Regulation D promulgated under the Act).

(g) Each of BATL Management and Donino represents that each (i) is able to bear the economic risks of his investment in the Securities and to afford the complete loss of the investment; and (ii) has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent investor to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate, or by reason of his business or financial experience or the business or financial experience of his professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect his own interests in connection with the investment, and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of the investment.

(h) Each of BATL Management and Donino understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend, or one substantially similar thereto, which Each of BATL Management and Donino has read and understands:

“The securities represented by this certificate have not been registered under the Securities Act of 1933. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these securities under the Securities Act of 1933 or an opinion of the Company’s counsel that registration is not required under said Act.”

(i) In addition, the certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear such legend as may be required by the securities laws of the jurisdiction in which the each of BATL Management and Donino resides.

(j) Because of the restrictions imposed on resale, each of BATL Management and Donino understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and each of BATL Management and Donino has been informed of the Company’s intention to do so. Any sales, transfers, or any other dispositions of the Securities by each of BATL Management and Donino, if any, will be in compliance with the Act.

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(k) Each of BATL Management and Donino further represents that the social security number or taxpayer identification set forth below is correct, and each of BATL Management and Donino is not subject to backup withholding because (i) each of BATL Management and Donino has not been notified that he/she/it is subject to backup withholding as a result of a failure to report all interest and dividends, or (ii) the Internal Revenue Service has notified each of BATL Management and Donino that he/she/it is no longer subject to backup withholding.

(l) Each of BATL Management and Donino acknowledges that it has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement, and that it is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Each of BATL Management and Donino understands that it (and not the Company) shall be responsible for any tax liability of each of them that may arise as a result of the transactions contemplated by this Agreement.

10. Survival. The representations and warranties in Sections 5 and 6 shall survive the execution and delivery of this Agreement.

11. Miscellaneous.

(a) Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(b) This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof, supersedes any and all prior discussions, and may not be modified or amended except in writing and signed by the parties hereto.

(c) Any notice or communication under this Agreement must be in writing and sent (i) by mail, postage prepaid and registered or certified with return receipt requested, (ii) by overnight courier, (iii) by facsimile or email, or (iv) by delivering the same in person. Notices shall be sent to the last known addresses of the parties or to such other address or addresses as any party may designate by notice as provided above.

(d) Each party to this Agreement shall perform any and all acts and execute and deliver any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

(e) This Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

(f) This Agreement shall be governed and construed under the laws of the State of Delaware.

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(g) If any provision or any portion of any provision of this Agreement shall be held to be void or unenforceable, the remaining provisions of this Agreement or the remainder of the provision held void or unenforceable in part shall continue in full force and effect.

(h) No waiver by any party, whether express or implied, of any provision of this Agreement, or of any breach or default, shall constitute a waiver or a breach of a similar or dissimilar provision or condition at the same time or any prior or subsequent time.

(i) Each of the parties hereto represents, warrants and covenants that it has had ample opportunity to consider entering into this Agreement and has had an opportunity to consult with counsel regarding this Agreement prior to executing the same. The parties further agree that any rule that provides that an ambiguity within a document will be interpreted against the party drafting such document shall not apply.

(j) This Agreement may be executed in counterparts, each of which shall be considered an original instrument, but all of which together shall be considered one and the same agreement. The counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

The Company:

ENERTECK CORPORATION

By:	/s/ Dwaine Reese
Name:	Dwaine Reese
Title:	Chief Executive Officer

BATL Management:

BATL MANAGEMENT LP

By:	/s/ Thomas Donino
Name:	Thomas Donino
Title:	General Partner

7 Lakeside Drive, Rye, NY 10580
Address

Tax ID No.

Donino:

By:	/s/ Thomas Donino
Name:	THOMAS DONINO

By:	/s/ Loren Donino
Name:	LOREN DONINO

7 Lakeside Drive, Rye, NY 10580
Address

Soc. Sec. No.

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